UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2024

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 714-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LPTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On April 10, 2024, Leap Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors (collectively, the “Purchasers,” and each, a “Purchaser”) providing for a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company expects to issue and sell to the Purchasers an aggregate of (a) 12,660,993 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price per Share equal to $2.82, and (b) pre-funded warrants, in the form attached to the Securities Purchase Agreement as Exhibit B (the “Pre-Funded Warrants”), to purchase 1,523,404 shares of Common Stock (such shares of Common Stock issuable upon exercise of the Pre-Funded Warrants, the “Warrant Shares”), at a purchase price per Pre-Funded Warrant equal to (i) $2.819 (which is equal to the price per share for the Shares less the $0.001 exercise price per Warrant Share) multiplied by (ii) the number of Pre-Funded Warrant Shares underlying such Pre-Funded Warrant, for aggregate gross proceeds to the Company of approximately $40 million (the “Transaction”). The Transaction is expected to close on April 15, 2024, subject to satisfaction of customary closing conditions.

The Company intends to use the net proceeds from the Transaction to fund the continued development of its lead monoclonal antibody program, DKN-01, by expanding the randomized controlled Part B of the DeFianCe Study in patients with second-line colorectal cancer from 130 to 180 patients, by enabling data to mature in the randomized controlled Part C of the DisTinGuish study in patients with first-line gastric cancer, and by manufacturing clinical trial material to permit Phase 3 readiness, and for working capital and general corporate purposes.

The Pre-Funded Warrants are exercisable at any time after the date of issuance. In addition, the Pre-Funded Warrants contain a “blocker” provision providing that a holder (together with its affiliates) may not exercise any portion of a Pre-Funded Warrant to the extent that the holder (together with its affiliates) would beneficially own more than 4.99% of the shares of Common Stock of the Company outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease this percentage not in excess of 19.99% by providing at least 61 days’ prior notice to the Company.

The Securities Purchase Agreement contains customary agreements, covenants, representations and warranties of the Company and the Purchasers, and customary indemnification rights and obligations of the parties.

The Shares, the Pre-Funded Warrants, and the Warrant Shares issuable upon the exercise of the Pre-Funded Warrants have not been registered under the Securities Act and were offered pursuant to the exemption from registration provided in Section 4(a)(2) under the Securities Act.

Pursuant to the Securities Purchase Agreement, the Company granted to the Purchasers certain registration rights, pursuant to which, among other things, the Company will (a) file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 to register for resale the Shares and the Warrant Shares issuable upon exercise of the Pre-Funded Warrants, as soon as practicable, but in no event later than 30 calendar days following the closing, and (b) use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable, and in any event no later than 90 days following the closing date (or 120 days following the closing date if the registration statement is reviewed by the SEC). The registration rights covenants are subject to customary terms and conditions for a transaction of this type, including certain customary cash penalties on the Company for its failure to satisfy specified filing and effectiveness time periods.

The foregoing description of the material terms of the Securities Purchase Agreement and the Pre-Funded Warrants is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the form of Pre-Funded Warrant, which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The representations, warranties and covenants contained in the Securities Purchase Agreement were made solely for the benefit of the parties to the Securities Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Securities Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Securities Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K related to the Shares, the Pre-Funded Warrants, and the Warrant Shares issuable upon the exercise of the Pre-Funded Warrants is incorporated herein by reference.

Item 8.01.	Other Events.

On April 11, 2024, the Company issued a press release announcing the Transaction. A copy of the press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

On April 11, 2024, the Company posted an updated corporate presentation on its website, www.leaptx.com. A copy of the corporate presentation is filed as Exhibit 99.2 hereto, and is incorporated herein by reference. The information contained on, or that can be accessed from, the Company’s website is not incorporated into, and does not constitute a part of, this Current Report on Form 8-K.

Cautions About Forward-Looking Statements

This Current Report on Form 8-K contains forward looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and that involve risks and uncertainties, including statements regarding the expected gross proceeds from the Transaction, the expected use of proceeds from the Transaction, the expected timing of the closing of the Transaction, the prospect that the Pre-Funded Warrants will be exercised, and other statements identified by words such as “could,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” “would,” or similar expressions and the negatives of those terms. Forward-looking statements are not promises or guarantees of future performance, and are subject to a variety of risks and uncertainties, many of which are beyond our control, and which could cause actual results to differ materially from those contemplated in such forward-looking statements, including, but not limited to, the risks as may be detailed from time to time in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other reports we file with the SEC. Our actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
4.1	Form of Pre-Funded Warrant
10.1	Form of Securities Purchase Agreement by and among the Company and the purchasers named therein
99.1	Press Release dated April 11, 2024
99.2	Corporate Presentation
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP THERAPEUTICS, INC.

Dated: April 11, 2024	By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Executive Officer and President